                                                                                                                                    Exhibit 10.49

FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

FOURTH AMENDMENT, dated as of March 25, 2014 (this “Amendment”), to the Third Amended and Restated Credit Agreement, dated as of March 22, 2012 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), OBSIDIAN, LLC, a Delaware limited liability company, as the agent and collateral agent for the Lenders (“Obsidian” and in such capacity, together with its successors and assigns in such capacity, “Agent”), DIALOGIC CORPORATION, a British Columbia corporation (the “Company”), DIALOGIC INC., a Delaware corporation (the “Parent” and together with the Company, collectively, the “Principal Companies” and individually a “Principal Company”) and each of the Subsidiary Guarantors signatory thereto.

WHEREAS, the Principal Companies, the Subsidiary Guarantors, the Agent and the Lenders agree to modify the Credit Agreement on and subject to the terms set forth herein;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.Definitions.  Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.

2.Amendments.

(a) The definition of “Annualized Basis” in Schedule B of the Credit Agreement is deleted in its entirety.

(b)  The definition of “Consolidated EBITDA” in Schedule B of the Credit Agreement is hereby amended by deleting the sentence at the end thereof.

(c)  The definition of “Financial Covenants” in Schedule B of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Financial Covenants” means, prior to the Fourth Amendment Effective Date, the covenant in Section 10.14.”

(d)  The following new definition of “Fourth Amendment” is hereby added to Schedule B of the Credit Agreement in correct alphabetical order to read as follows:

““Fourth Amendment” means the Fourth Amendment to the Third Amended and Restated Credit Agreement, dated as of March 25, 2014, by and among the Agent, the Lenders, the Principal Companies and the Subsidiary Guarantors.”

(e)  The following new definition of “Fourth Amendment Effective Date” is hereby added to Schedule B of the Credit Agreement in correct alphabetical order to read as follows:

““Fourth Amendment Effective Date” means the date on which each of the conditions precedent set forth in Section 3 of the Fourth Amendment have been either satisfied or waived.”

(f)  Section 10.14 (Minimum EBITDA) is hereby amended and restated in its entirety to read “10.14    Intentionally Omitted.”

3.Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to the Agent and the Lenders, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Agent and the Lenders is hereinafter referred to as the “Fourth Amendment Effective Date”):

(a)Representations and Warranties; No Event of Default.  After giving effect to this Amendment and the Twenty-Second Amendment to the Working Capital Facility dated as of the date hereof (the “Working Capital Amendment”), the representations and warranties herein, in Section 5 of the Credit Agreement and in each other Loan Document and certificate or other writing delivered to the Agent and the Lenders pursuant hereto on or prior to the Fourth Amendment Effective Date shall be true and correct on and as of the Fourth Amendment Effective Date as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b)Execution of Amendment.  The Agent and the Lenders shall have executed this Amendment and shall have received a counterpart to this Amendment, duly executed by the Principal Companies and the Subsidiary Guarantors.

(c)Execution of Amendment to Working Capital Facility.  The Agent shall have received an executed copy of the Working Capital Amendment.

4.Representations and Warranties.  Each of the Principal Companies and the Subsidiary Guarantors represents and warrants as follows:

(a)The execution, delivery and performance by the Principal Companies and the Subsidiary Guarantors of this Amendment (including, without limitation, Section 5) and the performance by the Principal Companies and the Subsidiary Guarantors of the Credit Agreement, as amended hereby, have been duly authorized by all necessary action, and the Principal Companies and the Subsidiary Guarantors have all requisite power, authority and legal right to execute, deliver and perform this Amendment (including, without limitation, Section 5) and to perform the Credit Agreement, as amended hereby.

(b)Each of this Amendment and the Credit Agreement, as amended hereby, is a legal, valid and binding obligation of the Principal Companies and the Subsidiary Guarantors, enforceable against the Principal Companies and the Subsidiary Guarantors in

accordance with the terms thereof, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(c)After giving effect to this Amendment and the Working Capital Amendment, the representations and warranties contained in Section 5 of the Credit Agreement are true and correct on and as of the Fourth Amendment Effective Date as though made on and as of the Fourth Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default has occurred and is continuing on and as of the Fourth Amendment Effective Date, or would result from this Amendment becoming effective in accordance with its terms.

5.Release.  Each of the Principal Companies and the Subsidiary Guarantors may have certain Claims against the Released Parties, as those terms are defined below, regarding or relating to the Credit Agreement or the other Loan Documents.  The Agent, the Lenders, the Principal Companies and the Subsidiary Guarantors desire to resolve each and every one of such Claims in conjunction with the execution of this Amendment and thus each of the Principal Companies and the Subsidiary Guarantors makes the releases contained in this Section 5.  In consideration of the Agent and the Lenders entering into this Amendment and agreeing to substantial concessions as set forth herein, each of the Principal Companies and the Subsidiary Guarantors hereby fully and unconditionally releases and forever discharges each of the Agent and the Lenders, and their respective directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, from the beginning of the world to the date on which this Amendment is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which the Principal Companies and the Subsidiary Guarantors has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the date on which this Amendment is executed, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Amendment is executed, but in any case only to the extent arising out of the administration or enforcement of the Loans, the Obligations, the Credit Agreement or any of the Loan Documents (collectively, all of the foregoing, the “Claims”).  Each of the Principal Companies and the Subsidiary Guarantors represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts or acts of omissions of the Released Parties which on the date hereof would be the basis of a claim by the Principal Companies and the Subsidiary Guarantors against the Released Parties which is not released hereby.  Each of the Principal Companies and the Subsidiary Guarantors represents and warrants that the foregoing constitutes a full and complete release of all Claims.

6.Miscellaneous.

(a)Continued Effectiveness of the Credit Agreement.  Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are,

and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Fourth Amendment Effective Date (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to the “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment.  To the extent that the Credit Agreement or any other Loan Document purports to pledge to the Collateral Agent, or to grant to the Collateral Agent, a security interest or lien, such pledge or grant is hereby ratified and confirmed in all respects.  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Agent and the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver or an amendment of any provision of the Credit Agreement or any other Loan Document.

(b)Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.

(c)Headings.  Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)Costs and Expenses.  The Principal Companies agree to pay on demand all reasonable fees, costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment.

(e)Amendment as Loan Document.  The Principal Companies and the Subsidiary Guarantors hereby acknowledge and agree that this Amendment constitutes a “Loan Document” under the Credit Agreement.  Accordingly, it shall be an Event of Default under the Credit Agreement if (i) any representation or warranty made by the Principal Companies and the Subsidiary Guarantors under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) the Principal Companies and the Subsidiary Guarantors shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(f)Governing Law.  This Amendment shall be governed by the laws of the State of New York.

(g)Waiver of Jury Trial.  THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

[Remainder of this Page Intentionally Left Bank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

DIALOGIC CORPORATION, a British Columbia corporation By:/s/ Anthony Housefather Name: Anthony Housefather Title: EVP, Corporate Affairs and General Counsel
DIALOGIC INC., a Delaware corporation By:/s/ Anthony Housefather Name: Anthony Housefather Title: EVP, Corporate Affairs and General Counsel

DIALOGIC DISTRIBUTION LIMITED, a company organized under the laws of Ireland

SIGNED AND DELIVERED as a deed

by /s/ Anthony Housefather

the lawfully appointed attorney for and on behalf of

DIALOGIC DISTRIBUTION LIMITED

in the presence of:

Witness (signature): /s/ Stephen Becker

Witness Name (print): Stephen Becker
Witness Address:
6700,  Cote-de-Liesse Road
Suite 100
Saint-Laurent, Quebec
H4T 2B5 Canada

DIALOGIC MANUFACTURING LIMITED, a company organized under the laws of Ireland

SIGNED AND DELIVERED as a deed

by /s/ Anthony Housefather

the lawfully appointed attorney for and on behalf of

DIALOGIC MANUFACTURING LIMITED

in the presence of:

Witness (signature): /s/ Stephen Becker

Witness Name (print): Stephen Becker
Witness Address:
6700,  Cote-de-Liesse Road
Suite 100
Saint-Laurent, Quebec
H4T 2B5 Canada

DIALOGIC US HOLDINGS INC., a Delaware corporation By:/s/ Anthony Housefather Name: Anthony Housefather Title: Director
DIALOGIC (US) INC., a Delaware corporation By:/s/ Anthony Housefather Name: Anthony Housefather Title: Secretary
CANTATA TECHNOLOGY, INC., a Delaware corporation By:/s/ Anthony Housefather Name: Anthony Housefather Title: Director

DIALOGIC JAPAN, INC., a Delaware corporation By:/s/ Anthony Housefather Name: Anthony Housefather Title: Director
DIALOGIC NETWORKS (ISRAEL) LTD., a company organized under the laws of Israel By:/s/ Anthony Housefather Name: Anthony Housefather Title: Director

DIALOGIC DO BRASIL COMERCIO DE EQUIPAMNETOS PARA TELECOMUNICACAO LTDA (f/k/a Veraz Networks do Brasil Comercio de Equipamentos Para Telecommunicacao Ltda), a company organized under the laws of Brazil

By:/s/ Anthony Housefather

    Name: Anthony Housefather

    Title: EVP, Corporate Affairs and
             General Counsel

AGENT:	OBSIDIAN, llc By Tennenbaum Capital Partners, LLC It’s: Sole Member By: /s/ David Hollander Name: David Hollander Title: Managing Partner

LENDERS:

special value opportunities fund, llc

special value expansion fund, llc

tennenbaum opportunities partNERS v, lp

By:  Tennenbaum Capital Partners, LLC

Its:  Investment Manager

By: /s/ David Hollander

      Name: David Hollander

            Title: Managing Partner